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Exhibit 10.205

Omnibus Amendment to Security Agreements

        This Omnibus Amendment to Security Agreements dated as of September 27, 2004, is entered into by and among Prospect Medical Systems, Inc.("PMS"), Sierra Medical Management, Inc. ("SMM"), Pinnacle Health Resources ("PHR") (PMS, SMM and PHR are collectively, "Managers"), Prospect Medical Group, Inc. ("PMG"), Santa/Ana Tustin Physicians Group, Inc. ("SA Physicians"), Sierra Primary Care Medical Group, A Medical Corporation ("Sierra"), Pegasus Medical Group, Inc.("Pegasus"), Antelope Valley Medical Associates, Inc. ("Antelope Valley"), Prospect Health Source Medical Group, Inc. ("Prospect Health Source"), Prospect Professional Care Medical Group, Inc. ("Prospect ProCare"), Prospect NWOC Medical Group, Inc.("Prospect NWOC"), APAC Medical Group, Inc. ("APAC"), StarCare Medical Group, Inc. ("StarCare"), and Nuestra Familia Medical Group ("Nuestra") (PMG, Sierra, Pegasus, Antelope Valley, Prospect Health Source, Prospect ProCare, Prospect NWOC, APAC, StarCare and Nuestra are collectively, "Groups").

RECITALS

  A.
  Each Manager and Group have entered into a management agreement pursuant to which Manager is providing certain management services to Group ("Management Agreements");

  B.
  The Management Agreements required each Group to enter into a security agreement with its respective Manager in order to grant the Manager a first priority security interest ("Manager Security Interest") in certain collateral described therein in order to secure prompt payment and performance of its obligations under the Management Agreement ("Security Agreements").

  C.
  By means of a Loan and Security Agreement and certain ancillary documents dated on or about the date hereof, each Manager and Group, along with the parent company of PMS and SMM, Prospect Medical Holdings, Inc., a Delaware corporation ("PMH") became a party to a loan transaction with Residential Funding Corporation, a Delaware corporation ("Lender") wherein PMH and PMG are borrowers and the other entities are "credit parties" (the "RFC Loan Documents").

  D.
  Pursuant to the RFC Loan Documents, Lender is required to receive a first priority security interest on the collateral described in the Security Agreements, and thus the Managers and the Groups have entered into a Subordination Agreement dated on or about the date hereof providing for the subordination of Manager's Security Interest (and accompanying lien) to the security interest and lien of Lender.

  E.
  Lender has also required that the Security Agreements be amended to include an a reference to the Intercompany Note described in the RFC Loan Documents in the definition of "Secured Obligations" under the Security Agreements.

        Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Security Agreements.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AMENDMENT

        1.    Section I—Definitions.    Section I of each Security Agreement shall be amended by adding the following at the end of the definition of "Secured Obligations":

          "including, but not limited to, the amounts owing under the Intercompany Note as defined in the Loan and Security Agreement dated September            , 2004.

        2.    Omnibus Amendment.    To the extent any Security Agreement contains any reference to any subordination terms in favor of Imperial Bank and/or Comerica Bank, the same are hereby deleted in their entirety. In addition, each of the Security Agreements shall be deemed amended to affix the following legend on the face of each such Security Agreement:

          "This Agreement and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the "Subordination Agreement") dated as of September            , 2004 among Prospect Medical Systems, Inc., a Delaware corporation ("PMS"), Sierra Medical Management, Inc., a Delaware corporation ("SMM"), Pinnacle Health Resources, a California corporation ("PHR"; each a "Second Lien Creditor" and collectively, the "Second Lien Creditors"), Prospect Medical Holdings, Inc., a Delaware corporation ("Holdings"), Prospect Medical Group, Inc., a California professional corporation "PMG"), each of the subsidiaries of PGM signatory thereto (each a "PMG Subsidiary" and collectively, the "PMG Subsidiaries"; and together with PMG, each a "Professional Corporation" and collectively the "Professional Corporations"), and Residential Funding Corporation, a Delaware corporation ("First Lien Lender"), to the indebtedness (including interest) owed by the Professional Corporations pursuant to that certain Loan and Security Agreement dated as of September            , 2004 among the Professional Corporations, Holdings, the Second Lien Creditors and the First Lien Lender, as such Loan and Security Agreement has been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under that agreement as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement."

        3.    Further Assurances.    Each Manager and Group hereto agrees to execute such other documents and take such other actions as may be reasonably necessary or desirable to confirm or effectuate the agreements contemplated in this Amendment.

        4.    Continuing Agreement.    Except as modified by this Amendment, the Agreement shall continue in full force and effect. In the event of any conflict between any provision of this Amendment and any provision of the Agreement, the provision of this Amendment shall control.

        IN WITNESS WHEREOF, the parties have executed this Omnibus Amendment to Security Agreement as of the date first set forth above.

PROSPECT MEDICAL SYSTEMS, INC.
/s/ R. STEWART KAHN R. Stewart Kahn Executive Vice President
SIERRA MEDICAL MANAGEMENT, INC.
/s/ R. STEWART KAHN R. Stewart Kahn Executive Vice President
PINNACLE HEALTH RESOURCES
/s/ R. STEWART KAHN R. Stewart Kahn Executive Vice President
PROSPECT MEDICAL GROUP, INC.
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer
SANTA/ANA TUSTIN PHYSICIANS GROUP, INC.
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer
SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer
PEGASUS MEDICAL GROUP, INC.
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer
ANTELOPE VALLEY MEDICAL ASSOCIATES, INC.
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer

PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer
PROSPECT NWOC MEDICAL GROUP, INC.
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer
APAC MEDICAL GROUP, INC.
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer
STARCARE MEDICAL GROUP, INC.
/s/ JACOB Y. TERNER Jacob Y. Terner Chief Executive Officer
NUESTRA FAMILIA MEDICAL GROUP, INC.
/s/ R. STEWART KAHN R. Stewart Kahn Vice President

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  Exhibit 10.205
Omnibus Amendment to Security Agreements
RECITALS
AMENDMENT